                                                                 EXHIBIT (h)(21)

                             Participation Agreement
                                    Exhibit B

Aggressive Equity Portfolio                                    Emerging Markets Portfolio
Diversified Research Portfolio                                 Small-Cap Equity Portfolio
International Large-Cap Portfolio                              Equity Portfolio
I-Net Tollkeeper Portfolio                                     Multi-Strategy Portfolio
Growth LT Portfolio                                            Focused 30 Portfolio
Mid-Cap Value Portfolio                                        Equity Index Portfolio
Small-Cap Index Portfolio                                      Real Estate Portfolio
International Value Portfolio                                  Inflation Managed Portfolio
Managed Bond Portfolio                                         Money Market Portfolio
High Yield Bond Portfolio                                      Large-Cap Value Portfolio
Global Growth Portfolio                                        Mid-Cap Growth Portfolio
Capital Opportunities Portfolio                                Technology Portfolio
Financial Services Portfolio                                   Telecommunications Portfolio
Health Sciences Portfolio                                      Aggressive Growth Portfolio
Blue Chip Portfolio                                            Equity Income Portfolio
Research Portfolio                                             Short Duration Bond Portfolio
Small-Cap Value Portfolio
Main Street Core Portfolio (formerly Large-Cap Core Portfolio)
Comstock Portfolio (formerly Strategic Value Portfolio)

Effective May 1, 2003 agreed to and accepted by:



                               PACIFIC SELECT FUND

ATTEST:     /s/ Audrey L. Milfs       BY:    /s/ Thomas C. Sutton
         __________________________       ____________________________
         Name:  Audrey L. Milfs           Name:  Thomas C. Sutton
         Title: Secretary                 Title: Chairman of the Board & Trustee

                        PACIFIC SELECT DISTRIBUTORS, INC.


ATTEST:     /s/ Diane N. Ledger          BY:     /s/ Gerald W. Robinson
         _______________________              ___________________________
         Name:  Diane N. Ledger               Name:  Gerald W. Robinson
         Title: Vice President                Title: Chairman & Chief Executive
                                                     Officer


ATTEST:     /s/ Diane N. Ledger          BY:     /s/ Audrey L. Milfs
         _______________________              _______________________
         Name:  Diane N. Ledger               Name:  Audrey L. Milfs
         Title: Vice President                Title: Secretary




                         PACIFIC LIFE INSURANCE COMPANY


ATTEST:     /s/ Diane N. Ledger          BY:     /s/ Thomas C. Sutton
         _______________________              _______________________
         Name:  Diane N. Ledger               Name:  Thomas C. Sutton
         Title: Vice President                Title: Chairman of the Board &
                                                     Chief Executive Officer


ATTEST:     /s/ Diane N. Ledger          BY:     /s/ Audrey L. Milfs
         _______________________              _______________________
         Name:  Diane N. Ledger               Name:  Audrey L. Milfs
         Title: Vice President                Title: Secretary




                         PACIFIC LIFE & ANNUITY COMPANY


ATTEST:     /s/ Diane N. Ledger          BY:     /s/ James T. Morris
         _______________________              _______________________
         Name:  Diane N. Ledger               Name:  James T. Morris
         Title: Vice President                Title: Executive Vice President


ATTEST:     /s/ Diane N. Ledger          BY:     /s/ Audrey L. Milfs
         _______________________              _______________________
         Name:  Diane N. Ledger               Name:  Audrey L. Milfs
         Title: Vice President                Title: Secretary